WISDOMTREE TRUST

WisdomTree Voya Yield Enhanced USD Universal Bond Fund

(Ticker Symbol: UNIY)

(the “Fund”)

Supplement dated January 25, 2023

to the currently effective

Statutory Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) for the Fund

The following information supplements, and should be read in conjunction with, the Prospectus and SAI for the Fund:

Shares of the Fund are expected to be listed on NASDAQ and available for purchase through a broker or other financial intermediary on or about February 7, 2023.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-UNIY-0123